Exhibit 99.1

Powerfleet Reports First Quarter 2025 Financial Results

Focused execution following the business combination with MiX Telematics evidenced by annual revenue and AEBITDA growth of +10% and +50%, respectively

Revenue Grows 10.2% annually to $75.4 million, driven by unity ecosystem and safety-centric solutions

Cost synergy traction with $8.7 million in annual run-rate savings secured by end of June quarter

WOODCLIFF LAKE, NJ – August 22, 2024 – Powerfleet, Inc. (Nasdaq: AIOT), reported its financial results for the first quarter ended June 30, 2024. This marks the first full quarter post-close of the MiX Telematics Ltd. business combination with prior year comparison numbers adjusted to reflect the pro forma financial performance of the combined businesses.

FIRST QUARTER 2025 HIGHLIGHTS

●	Total revenue was $75.4 million, up 10.2% year-over-year, driven by the strength of our safety-centric product solutions.

●	Product revenue rose by 29% year-over-year to $18.7 million, reflecting strong demand for our differentiated product offerings; building our recurring revenue base; and contributing to a 7% expansion in product gross margin.

●	Excluding the impact of non-cash charges from the amortization of acquisition-related intangibles, gross profit increased by $3.5 million, or 9.0%.

●	Adjusted EBITDA, a non-GAAP metric, totaled $13.7 million, a significant 52.2% increase year-over-year, driven by strong topline performance and the realization of initial cost synergies.

MANAGEMENT COMMENTARY

“I’m incredibly proud of the traction we’ve gained and the significant progress our team has made following the close of the MiX Telematics transaction in early April”, said CEO Steve Towe. “The successful execution of our integration strategy is already evident in our strong financial performance this quarter, with a 10% increase in combined revenue and a remarkable 50% rise in adjusted EBITDA compared to the prior year. This reflects our ability to drive radical change without disrupting operations, setting a solid foundation for sustained growth.”

“Our strategic rationale behind the MiX transaction was clear: securing scale is critical to distinguishing our combined business from competitors and aligning with market leaders as the core telematics industry rapidly transforms. By leveraging our Unity ecosystem’s advanced AI platforms and next-generation data capabilities, we are poised to thrive in a market that increasingly values innovation and agility.”

“We are also off to a strong start in achieving our cost synergy commitments, securing $8.7 million in annual savings within the first 90 days. These savings have provided us with the flexibility to make targeted investments in our go-to-market and customer success teams, leading to a 30% increase in our sales force in the coming months. As we continue to work towards our target of $27 million in savings, we remain focused on scaling our operations and driving sustainable growth as we advance toward our goal of rule 40 performance over the next two years.”

FIRST QUARTER 2025 FINANCIAL RESULTS

Total revenue for the quarter increased by 10.2% year-over-year to $75.4 million, up from $68.4 million in the same period last year. This growth was largely driven by the continued success of the company’s differentiated safety-centric product solutions, with product revenue increasing over 29% to $18.7 million.

Service revenue grew by 5% year-over-year to $56.7 million. This performance highlights the strength of the Unity product strategy and the benefits of operating at scale globally, which helped mitigate the impact of previously disclosed churn in the legacy MiX customer base and macro and geopolitical pressures in certain regions, such as Israel.

Combined gross margin of 52.6% includes a $3.0 million non-cash expense for the amortization of acquisition-related intangibles from the MiX business combination. Excluding this expense, adjusted gross margin was 56.5%, compared to 57.2% in the prior year, with the current period’s performance partially affected by a higher proportion of product sales.

Operating expenses for the quarter totaled $57.9 million, including $20.4 million in one-time transaction, restructuring, and accelerated stock-based compensation costs. On an adjusted basis, excluding these one-time costs, operating expenses were $37.5 million and in line with the prior year.

The company reported a net loss attributable to common stockholders of $22.3 million, or $(0.21) per share, compared to $(0.04) in the prior year. However, after adjusting for one-time expenses and the amortization of acquisition-related intangibles, adjusted earnings per share was $0.00 for the current year.

Adjusted EBITDA increased by 52.2% to $13.7 million from $9.0 million in the previous year. This growth was driven by strong topline performance, resulting in a $3.5 million increase in gross margin after accounting for the impact of the amortization of acquisition-related intangibles.

The company ended the quarter with net debt of $108.2 million, comprising $31.4 million in cash and $139.6 million in total debt. After accounting for unsettled transaction costs, pro forma net debt was $114 million versus $110 million at the MiX transaction close date. The $4 million increase in pro forma net debt was primarily driven by an increase in net working capital of $7.0 million that is directly attributable to higher receivables following strong topline performance.

FULL-YEAR 2025 FINANCIAL OUTLOOK

The company is reiterating its updated guidance from the August 6th fireside chat. Full-year 2025 revenue is expected to exceed $300 million, an increase from the initial guidance of approximately $300 million. Adjusted EBITDA is anticipated to exceed $60 million, inclusive of an incremental $5 million in secured exit run-rate cost synergies, compared to its initial guidance of around $60 million.

INVESTOR CONFERENCE CALL’

As previously announced, Powerfleet will hold a conference call on Thursday, August 22, 2024, at 8:30 a.m. Eastern time (5:30 a.m. Pacific time) to discuss results for the quarter ended June 30, 2024.

Management will make prepared remarks followed by a question-and-answer session.

Date: Thursday, August 22, 2024
Time: 8:30 a.m. Eastern time (5:30 a.m. Pacific time)
Toll Free: 888-506-0062
International: 973-528-0011
Participant Access Code: 263975

The conference call will be broadcast simultaneously and available for replay here and via the investor section of the company’s website at ir.powerfleet.com.

NON-GAAP FINANCIAL MEASURES

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), Powerfleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include adjusted EBITDA, adjusted gross margin, adjusted operating expenses and adjusted earnings per share. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of Powerfleet’s current financial performance. Specifically, Powerfleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses and fluctuations in currency rates that may not be indicative of its core operating results and business outlook. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income, gross margin, cash flow from operating activities or earnings per share as an indicator of operating performance or liquidity. Because Powerfleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the most directly comparable GAAP measures can be found in the financial tables included in this press release.

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT; JSE: PWR; TASE: PWFL) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, our expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of our transaction with MiX Telematics. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside our control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future economic and business conditions, including the conflict between Israel and Hamas; (ii) integration of our and MiX Telematics’ businesses and the ability to recognize the anticipated synergies and benefits of the transaction with MiX Telematics; (iii) the loss of any of our key customers or reduction in the purchase of our products by any such customers; (iv) the failure of the markets for our products to continue to develop; (v) the negative effects of the transaction on the market price of our securities; (vi) our inability to adequately protect our intellectual property; (vii) our inability to manage growth; (viii) the effects of competition from a wide variety of local, regional, national and other providers of wireless solutions; (ix) failure to make timely filings of our periodic reports with the Securities and Exchange Commission (“SEC”), including our transition report on Form 10-KT for the period from January 1, 2024 to March 31, 2024 and our quarterly report on Form 10-Q for the quarter ended June 30, 2024, and (x) such other factors as are set forth in the periodic reports filed by us with the SEC, including but not limited to those described under the heading “Risk Factors” in our annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, we assume no obligation, nor do we intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts
Carolyn Capaccio and Jody Burfening
LHA Investor Relations
AIOTIRTeam@lhai.com

Powerfleet Media Contact
Andrea Hayton
ahayton@powerfleet.com
+1 (610) 401-1999

POWERFLEET, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended June 30,
	2023	2024
	Pro Forma combined	Consolidated
Revenues:
Products	$14,523	$18,738
Services	53,920	56,692
Total revenues	68,443	75,430

Cost of revenues:
Cost of products	10,931	12,751
Cost of services	18,381	23,031
Total cost of revenues	29,312	35,782

Gross profit	39,131	39,648

Operating expenses:
Selling, general and administrative expenses	34,575	54,782
Research and development expenses	3,565	3,101
Total operating expenses	38,140	57,883

Gain/(loss) from operations	991	(18,235)

Interest income	291	304
Interest expense	(676)	(2,691)
Bargain purchase - Movingdots	283	—
Other income, net	(709)	(624)

Net gain/(loss) before income taxes	180	(21,246)

Income tax expense	(1,836)	(1,053)

Net loss before non-controlling interest	(1,656)	(22,299)
Non-controlling interest	(6)	(13)

Net loss	(1,662)	(22,312)

Accretion of preferred stock	(1,772)	—
Preferred stock dividend	(1,128)	(25)

Net loss attributable to common stockholders	$(4,562)	$(22,337)

Net loss per share attributable to common stockholders - basic and diluted	$(0.04)	$(0.21)

Weighted average common shares outstanding - basic and diluted	106,390	107,136

POWERFLEET, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

	March 31, 2024	June 30, 2024
	Pro Forma combined	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$51,091	$30,242
Restricted cash	86,104	1,151
Accounts receivables	55,008	60,132
Inventory, net	25,800	25,832
Deferred costs - current	42	24
Prepaid expenses and other current assets	17,784	16,498
Total current assets	235,829	133,879
Fixed assets, net	48,306	49,705
Goodwill	121,713	300,775
Intangible assets, net	40,444	170,093
Right-of-use asset	11,222	10,722
Severance payable fund	3,796	3,760
Deferred tax asset	3,874	3,544
Other assets	19,090	12,435
Total assets	$484,274	$684,913

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$22,109	$27,604
Accounts payable and accrued expenses	60,763	68,771
Deferred revenue - current	12,236	10,019
Lease liability - current	2,648	2,441
Contingent consideration	—	—
Total current liabilities	97,756	108,835
Long-term debt - less current maturities	113,810	111,957
Deferred revenue - less current portion	4,892	4,825
Lease liability - less current portion	8,773	8,555
Accrued severance payable	4,597	4,533
Deferred tax liability	18,669	52,645
Other long-term liabilities	2,980	3,015
Total liabilities	251,477	294,365

Convertible redeemable preferred stock:	90,273	—

STOCKHOLDERS’ EQUITY
Preferred stock	—	—
Common stock	63,842	1,096
Additional paid-in capital	200,218	578,514
Accumulated deficit	(78,516)	(177,108)
Accumulated other comprehensive loss	(17,133)	(567)
Treasury stock	(25,997)	(11,518)

Total stockholders’ equity	142,414	390,417
Non-controlling interest	110	131
Total equity	142,524	390,548

Total liabilities, convertible redeemable preferred stock, and stockholders’ equity	$484,274	$684,913

POWERFLEET, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended June 30,
	2023	2024
	Pro Forma combined	Consolidated
Cash flows from operating activities
Net loss	$(1,662)	$(22,312)
Adjustments to reconcile net loss to cash used in operating activities:
Non-controlling interest	6	13
Gain on bargain purchase	(283)	—
Inventory reserve	443	257
Stock based compensation expense	1,092	5,929
Depreciation and amortization	6,334	10,335
Right-of-use assets, non-cash lease expense	660	760
Bad debts expense	1,416	1,993
Deferred income taxes	1,990	1,021
Shares issued for transaction bonuses	—	891
Other non-cash items	1,760	481
Changes in operating assets and liabilities:
Accounts receivables	(4,008)	(6,973)
Inventories	984	(624)
Prepaid expenses and other current assets	(38)	(1,518)
Deferred costs	(1,677)	(1,789)
Deferred revenue	58	(142)
Accounts payable and accrued expenses	(1,991)	4,993
Lease liabilities	(650)	(927)
Accrued severance payable, net	88	(2)

Net cash generated by/(used in) operating activities	4,522	(7,615)

Cash flows from investing activities
Acquisition, net of cash assumed	—	27,531
Capitalized software development costs	(2,352)	(2,308)
Capital expenditures	(4,582)	(5,586)

Net cash (used in)/provided by investing activities	(6,934)	19,637

Cash flows from financing activities
Repayment of long-term debt	(1,875)	(493)
Short-term bank debt, net	2,800	4,161
Purchase of treasury stock upon vesting of restricted stock	(4)	(2,836)
Payment of preferred stock dividend and redemption of preferred stock	(1,128)	(90,298)
Proceeds from exercise of stock options, net	36	—
Cash paid on dividends to affiliates	(1,331)	(4)

Net cash used in financing activities	(1,502)	(89,470)

Effect of foreign exchange rate changes on cash and cash equivalents	(1,930)	(824)
Net decrease in cash and cash equivalents, and restricted cash	(5,844)	(78,272)
Cash and cash equivalents, and restricted cash at beginning of the period	55,746	109,664

Cash and cash equivalents, and restricted cash at end of the period	$49,902	$31,393

Reconciliation of cash, cash equivalents, and restricted cash, beginning of the period
Cash and cash equivalents	54,656	24,354
Restricted cash	1,090	85,310
Cash, cash equivalents, and restricted cash, beginning of the period	$55,746	$109,664

Reconciliation of cash, cash equivalents, and restricted cash, end of the period
Cash and cash equivalents	48,830	30,242
Restricted cash	1,072	1,151
Cash, cash equivalents, and restricted cash, end of the period	$49,902	$31,393

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$273	$41
Interest	$356	$3,057

Noncash investing and financing activities:
Common stock issued for transaction bonus	$—	$9

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Three Months Ended June 30,
	2023	2024
	Pro Forma combined	Consolidated
Net loss attributable to common stockholders	$(4,562)	$(22,337)
Non-controlling interest	6	13
Preferred stock dividend and accretion	2,901	25
Interest expense	690	2,916
Other expense, net	—	1
Income tax expense	1,836	1,053
Depreciation and amortization	6,334	10,335
Stock-based compensation	1,092	5,929
Foreign Currency Translation	368	108
Restructuring Related Expenses	448	1,198
Gain on Bargain purchase - Movingdots	(283)	—
Net profit on fixed assets	(4)	—
Contingent consideration remeasurement	(24)	—
Acquisition related expenses	223	14,494
Adjusted EBITDA	$9,025	$13,735

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) FINANCIAL MEASURES

(In thousands)

	Three Months Ended June 30,
	2023	2024
	Pro Forma combined	Consolidated
Net loss	$(1,662)	$(22,312)
Incremental Intangible assets amortization expense as a result of MiX Telematics business combination	—	2,995
Stock-based compensation (non-recurring/accelerated cost)	—	4,693
Foreign currency translation	368	108
Income tax effect of net foreign exchange gains/(losses)	425	(747)
Restructuring related expenses	448	1,198
Income tax effect of restructuring costs	(5)	(103)
Acquisition related expenses	223	14,494
Non-GAAP net (loss)/income	$(203)	$326

Weighted average shares outstanding	106,390	$107,136

Non-GAAP net (loss)/income per share - basic	(0.002)	$0.003

POWERFLEET, INC. AND SUBSIDIARIES

ADJUSTED GROSS PROFIT MARGINS

(In thousands)

	Three Months Ended June 30,
	2023	2024
	Pro Forma combined	Consolidated
Revenues:
Products	$14,523	$18,738
Services	53,920	56,692
Total revenues	68,443	75,430

Cost of revenues:
Cost of products	10,931	12,751
Cost of services	18,381	23,031
Total cost of revenues	29,312	35,782

Gross profit	39,131	39,648

Product Margin	24.7%	32.0%
Service Margin	65.9%	59.4%
Total Gross profit margin	57.2%	52.6%

Incremental Intangible assets amortization expense as a result of MiX Telematics business combination	—	2,995

Product Margin	24.7%	32.0%
Service Margin	65.9%	64.7%
Adjusted Total Gross profit margin	57.2%	56.5%

POWERFLEET, INC. AND SUBSIDIARIES

ADJUSTED OPERATING EXPENSES

(In thousands)

	Three Months Ended June 30,
	2023	2024
	Pro Forma combined	Consolidated
Total operating expenses	$38,140	$57,883
Adjusted for once-off costs
Acquisition related expenses	223	14,494
Stock-based compensation (non-recurring/accelerated cost)	—	4,693
Restructuring Related Expenses	448	1,198
	$671	$20,385

Adjusted operating expenses	$37,469	$37,498

POWERFLEET, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Year Ended March 31,
	2023	2024
	Pro Forma combined	Consolidated
Revenues:
Products	$70,397	$67,665
Services	210,072	219,239
Total revenues	280,469	286,904

Cost of revenues:
Cost of products	51,143	48,316
Cost of services	71,486	79,636
Total cost of revenues	122,629	127,952

Gross profit	157,840	158,952

Operating expenses:
Selling, general and administrative expenses	138,566	151,839
Research and development expenses	13,049	14,793
Total operating expenses	151,615	166,632

Gain/(loss) from operations	6,225	(7,680)

Interest income	1,241	1,480
Interest expense	(689)	(4,521)
Bargain purchase - Movingdots	7,234	1,800
Other income/(expense), net	1,622	(266)

Net gain/(loss) before income taxes	15,633	(9,187)

Income tax expense	(9,749)	(7,014)

Net gain/(loss) before non-controlling interest	5,884	(16,201)
Non-controlling interest	2	(50)

Net gain/(loss)	5,886	(16,251)

Accretion of preferred stock	(6,210)	(15,480)
Preferred stock dividend	(4,310)	(4,514)

Net loss attributable to common stockholders	$(4,634)	$(36,245)

Net loss per share attributable to common stockholders - basic and diluted	$(0.04)	$(0.34)

Weighted average common shares outstanding - basic and diluted	106,073	106,894

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) FINANCIAL MEASURES

(In thousands)

	Year Ended March 31,
	2023	2024
	Pro Forma combined	Consolidated
Net loss attributable to common stockholders	$(4,634)	$(36,245)
Non-controlling interest	(2)	49
Preferred stock dividend and accretion	10,520	19,995
Interest expense	947	3,192
Other expense, net	67	87
Income tax expense	9,749	7,014
Depreciation and amortization	24,072	29,548
Stock-based compensation	5,220	5,214
Foreign Currency Translation	(3,191)	1,493
Restructuring Related Expenses	2,445	1,065
Gain on Bargain purchase - Movingdots	(7,234)	(1,800)
Impairment of long-lived assets	104	139
Net profit on sale of fixed assets	(25)	(115)
Non-recurring transitional service agreement costs	—	482
Contingent consideration remeasurement	(504)	(1,299)
Acquisition related expenses	1101	14,313
Adjusted EBITDA	$38,635	$43,132

POWERFLEET, INC, AND MiX TELEMATICS

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended June 30, 2023
	Powerfleet Inc	MiX Telematics	Adjustments to align disclosure	Pro Forma Consolidated
Revenues:
Products	$11,084	$4,140	$(701)	$14,523
Services	21,008	32,211	701	53,920
Total revenues	32,092	36,351	—	68,443

Cost of revenues:
Cost of products	8,550	3,025	(644)	10,931
Cost of services	7,524	10,213	644	18,381
Total cost of revenues	16,074	13,238	—	29,312

Gross profit	16,018	23,113	—	39,131

Operating expenses:
Selling, general and administrative expenses	17,198	17,377	—	34,575
Research and development expenses	2,221	1,344	—	3,565
Total operating expenses	19,419	18,721	—	38,140

(Loss)/gain from operations	(3,401)	4,392	—	991

Interest income	22	269	—	291
Interest expense	(174)	(502)	—	(676)
Bargain purchase - Movingdots	283	—	—	283
Other expense, net	—	(709)	—	(709)

Net (loss)/gain before income taxes	(3,270)	3,450	—	180

Income tax benefit/(expense)	6	(1,842)	—	(1,836)

Net (loss)/profit before non-controlling interest	(3,264)	1,608	—	(1,656)
Non-controlling interest	(6)	—	—	(6)

Net (loss)/profit	(3,270)	1,608	—	(1,662)

Accretion of preferred stock	(1,772)	—	—	(1,772)
Preferred stock dividend	(1,128)	—	—	(1,128)

Net (loss)/profit attributable to common stockholders	$(6,170)	$1,608	$—	$(4,562)

Net (loss)/profit per share attributable to common stockholders - basic and diluted	$(0.17)	$0.02		$(0.04)

Weighted average common shares outstanding - basic and diluted	35,605	70,785		106,390

POWERFLEET, INC, AND MiX TELEMATICS

Condensed Consolidated Balance Sheets

(In thousands)

	March 31, 2024
	Powerfleet Inc	MiX Telematics	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$24,354	$26,737	$51,091
Restricted cash	85,310	794	86,104
Accounts receivables	30,333	24,675	55,008
Inventory, net	21,658	4,142	25,800
Deferred costs - current	42	—	42
Prepaid expenses and other current assets	8,091	9,693	17,784
Total current assets	169,788	66,041	235,829
Fixed assets, net	12,719	35,587	48,306
Goodwill	83,487	38,226	121,713
Intangible assets, net	19,652	20,792	40,444
Right-of-use asset	7,428	3,794	11,222
Severance payable fund	3,796	—	3,796
Deferred tax asset	2,781	1,093	3,874
Other assets	9,029	10,061	19,090
Total assets	$308,680	$175,594	$484,274

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$1,951	$20,158	$22,109
Accounts payable and accrued expenses	34,008	26,755	60,763
Deferred revenue - current	5,842	6,394	12,236
Lease liability - current	1,789	859	2,648
Total current liabilities	43,590	54,166	97,756
Long-term debt - less current maturities	113,810	—	113,810
Deferred revenue - less current portion	4,892	—	4,892
Lease liability - less current portion	5,921	2,852	8,773
Accrued severance payable	4,597	—	4,597
Deferred tax liability	4,465	14,204	18,669
Other long-term liabilities	2,496	484	2,980
Total liabilities	179,771	71,706	251,477

Convertible redeemable preferred stock:	90,273	—	90,273

STOCKHOLDERS’ EQUITY
Preferred stock	—	—	—
Common stock	387	63,455	63,842
Additional paid-in capital	202,607	(2,389)	200,218
Accumulated deficit	(154,796)	76,280	(78,516)
Accumulated other comprehensive loss	(985)	(16,148)	(17,133)
Treasury stock	(8,682)	(17,315)	(25,997)

Total stockholders’ equity	38,531	103,883	142,414
Non-controlling interest	105	5	110
Total equity	38,636	103,888	142,524

Total liabilities, convertible redeemable preferred stock, and stockholders’ equity	$308,680	$175,594	$484,274

POWERFLEET INC, AND MiX TELEMATICS

Condensed Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended June 30, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Cash flows from operating activities
Net loss	$(3,270)	$1,608	$(1,662)
Adjustments to reconcile net loss to cash used in operating activities:			$—
Non-controlling interest	6	—	6
Gain on bargain purchase	(283)	—	(283)
Inventory reserve	373	70	443
Stock based compensation expense	852	240	1,092
Depreciation and amortization	2,322	4,012	6,334
Right-of-use assets, non-cash lease expense	660	—	660
Bad debts expense	598	818	1,416
Deferred income taxes	(24)	2,014	1,990
Other non-cash items	29	1,731	1,760
Changes in operating assets and liabilities:			—
Accounts receivables	(668)	(3,340)	(4,008)
Inventories	389	595	984
Prepaid expenses and other current assets	344	(382)	(38)
Deferred costs	185	(1,862)	(1,677)
Deferred revenue	58	—	58
Accounts payable and accrued expenses	(1,466)	(525)	(1,991)
Lease liabilities	(650)	—	(650)
Accrued severance payable, net	88	—	88

Net cash (used in)/provided by operating activities	(457)	4,979	4,522

Cash flows from investing activities
Capitalized software development costs	(997)	(1,355)	(2,352)
Capital expenditures	(966)	(3,616)	(4,582)

Net cash used in investing activities	(1,963)	(4,971)	(6,934)

Cash flows from financing activities
Repayment of long-term debt	(1,329)	(546)	(1,875)
Short-term bank debt, net	2,737	63	2,800
Purchase of treasury stock upon vesting of restricted stock	(4)	—	(4)
Payment of preferred stock dividend and redemption of preferred stock	(1,128)	—	(1,128)
Proceeds from exercise of stock options, net	36	—	36
Cash paid on dividends to affiliates	—	(1,331)	(1,331)

Net cash from/(used in) financing activities	312	(1,814)	(1,502)

Effect of foreign exchange rate changes on cash and cash equivalents	(943)	(987)	(1,930)
Net decrease in cash and cash equivalents, and restricted cash	(3,051)	(2,793)	(5,844)
Cash and cash equivalents, and restricted cash at beginning of the period	25,089	30,657	55,746

Cash and cash equivalents, and restricted cash at end of the period	$22,038	$27,864	$49,902

Reconciliation of cash, cash equivalents, and restricted cash, beginning of the period
Cash and cash equivalents	24,780	29,876	54,656
Restricted cash	309	781	1,090
Cash, cash equivalents, and restricted cash, beginning of the period	$25,089	$30,657	$55,746

Reconciliation of cash, cash equivalents, and restricted cash, end of the period
Cash and cash equivalents	21,729	27,101	48,830
Restricted cash	309	763	1,072
Cash, cash equivalents, and restricted cash, end of the period	$22,038	$27,864	$49,902

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$101	$172	$273
Interest	$238	$118	$356

Noncash investing and financing activities:
Common stock issued for transaction bonus	$—	$—	$—

POWERFLEET INC, AND MiX TELEMATICS

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Three Months Ended June 30, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net loss attributable to common stockholders	$(6,170)	$1,608	$(4,562)
Non-controlling interest	6	—	6
Preferred stock dividend and accretion	2,901	—	2,901
Interest expense, net	457	233	690
Income tax (benefit)/expense	(6)	1,842	1,836
Depreciation and amortization	2,322	4,012	6,334
Stock-based compensation	852	240	1,092
Foreign Currency Translation	(362)	730	368
Restructuring Related Expenses	425	23	448
Gain on Bargain purchase - Movingdots	(283)	—	(283)
Net profit on sale of fixed assets	—	(4)	(4)
Contingent consideration remeasurement	—	(24)	(24)
Acquisition related expenses	223	0	223
Adjusted EBITDA	$365	$8,660	$9,025

POWERFLEET, INC. AND MIX TELEMATICS

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) FINANCIAL MEASURES

(In thousands)

	Three Months Ended June 30, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/income	$(3,270)	$1,608	$(1,662)
Foreign currency translation	(362)	730	368
Income tax effect of net foreign exchange (losses)/gains	—	425	425
Restructuring related expenses	425	23	448
Income tax effect of restructuring costs	—	(5)	(5)
Acquisition related expenses	223	—	223
Non-GAAP net (loss)/income	$(2,984)	$2,781	$(203)

Weighted average shares outstanding	35,605	70,785	106,390

Non-GAAP net (loss)/income per share - basic	$(0.084)	$0.039	$(0.002)

POWERFLEET, INC, AND MiX TELEMATICS

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Year Ended March 31, 2023
	Powerfleet Inc	MiX Telematics	Adjustments to align disclosure	Pro Forma Combined
Revenues:
Products	$54,934	$18,337	$(2,874)	$70,397
Services	80,542	126,656	2,874	210,072
Total revenues	135,476	144,993	—	280,469

Cost of revenues:
Cost of products	39,660	14,054	(2,571)	51,143
Cost of services	28,842	40,073	2,571	71,486
Total cost of revenues	68,502	54,127	—	122,629

Gross profit	66,974	90,866	—	157,840

Operating expenses:
Selling, general and administrative expenses	64,856	73,710	—	138,566
Research and development expenses	7,458	5,591	—	13,049
Total operating expenses	72,314	79,301	—	151,615

(Loss)/income from operations	(5,340)	11,565	—	6,225

Interest income	82	1,159	—	1,241
Interest expense	757	(1,446)	—	(689)
Bargain purchase - Movingdots	7,234	—	—	7,234
Other income, net	(67)	1,689	—	1,622

Net income before income taxes	2,666	12,967	—	15,633

Income tax expense	(1,304)	(8,445)	—	(9,749)

Net loss before non-controlling interest	1,362	4,522	—	5,884
Non-controlling interest	2	—	—	2

Net income	1,364	4,522	—	5,886

Accretion of preferred stock	(6,210)	—	—	(6,210)
Preferred stock dividend	(4,310)	—	—	(4,310)

Net (loss)/income attributable to common stockholders	$(9,156)	$4,522	$—	$(4,634)

Net (loss)/income per share attributable to common stockholders - basic and diluted	$(0.26)	$0.06	$—	$(0.04)

Weighted average common shares outstanding - basic and diluted	35,548	70,525	—	106,073

POWERFLEET, INC, AND MiX TELEMATICS

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Year Ended March 31, 2024
	Powerfleet Inc	MiX Telematics	Adjustments to align disclosure	Pro Forma Combined
Revenues:
Products	$49,313	$21,600	$(3,248)	$67,665
Services	85,311	130,680	3,248	219,239
Total revenues	134,624	152,280	—	286,904

Cost of revenues:
Cost of products	36,916	14,628	(3,228)	48,316
Cost of services	31,003	45,405	3,228	79,636
Total cost of revenues	67,919	60,033	—	127,952

Gross profit	66,705	92,247	—	158,952

Operating expenses:
Selling, general and administrative expenses	76,144	75,695	—	151,839
Research and development expenses	8,675	6,118	—	14,793
Total operating expenses	84,819	81,813	—	166,632

(Loss)/income from operations	(18,114)	10,434	—	(7,680)

Interest income	338	1,142	—	1,480
Interest expense	(2,174)	(2,347)	—	(4,521)
Bargain purchase - Movingdots	1,800	—	—	1,800
Other income, net	(87)	(179)	—	(266)

Net (loss)/income before income taxes	(18,237)	9,050	—	(9,187)

Income tax expense	(549)	(6,465)	—	(7,014)

Net (loss)/income before non-controlling interest	(18,786)	2,585	—	(16,201)
Non-controlling interest	(50)	—	—	(50)

Net (loss)/income	(18,836)	2,585	—	(16,251)

Accretion of preferred stock	(15,480)	—	—	(15,480)
Preferred stock dividend	(4,514)	—	—	(4,514)

Net (loss)/income attributable to common stockholders	$(38,830)	$2,585	$—	$(36,245)

Net (loss)/income per share attributable to common stockholders - basic and diluted	$(1.08)	$0.04		$(0.34)

Weighted average common shares outstanding - basic and diluted	35,813	71,081		106,894

POWERFLEET INC, AND MiX TELEMATICS

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Year Ended March 31, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net loss attributable to common stockholders	$(9,156)	$4,522	$(4,634)
Non-controlling interest	(2)	—	(2)
Preferred stock dividend and accretion	10,520	—	10,520
Interest expense, net	660	287	947
Other expense, net	67	—	67
Income tax expense	1,304	8,445	9,749
Depreciation and amortization	8,463	15,609	24,072
Stock-based compensation	4,718	502	5,220
Foreign Currency Translation	(2,081)	(1,110)	(3,191)
Restructuring Related Expenses	1,423	1,022	2,445
Gain on Bargain purchase - Movingdots	(7,234)	—	(7,234)
Impairment of long-lived assets	—	104	104
Net profit on sale of fixed assets	—	(25)	(25)
Contingent consideration remeasurement	—	(504)	(504)
Acquisition related expenses	317	784	1,101
Adjusted EBITDA	$8,999	$29,636	$38,635

	Year Ended March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net loss attributable to common stockholders	$(38,830)	$2,585	$(36,245)
Non-controlling interest	49	—	49
Preferred stock dividend and accretion	19,995	—	19,995
Interest expense, net	1,987	1,205	3,192
Other expense, net	87	—	87
Income tax expense	549	6,465	7,014
Depreciation and amortization	9,098	20,450	29,548
Stock-based compensation	4,104	1,110	5,214
Foreign Currency Translation	(248)	1,741	1,493
Restructuring Related Expenses	1,035	30	1,065
Gain on Bargain purchase - Movingdots	(1,800)	—	(1,800)
Impairment of long-lived assets	—	139	139
Net profit on sale of fixed assets	—	(115)	(115)
Non-recurring transitional service agreement costs	—	482	482
Contingent consideration remeasurement	—	(1,299)	(1,299)
Acquisition related expenses	11218	3095	14,313
Adjusted EBITDA	$7,244	$35,888	$43,132